UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

Express, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive, Columbus, Ohio	43230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 474-4001

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On June 10, 2015, the Board of Directors of Express, Inc. (the “Company”) resolved to amend the Stockholder Protection Rights Agreement (the “Rights Agreement”), dated as of June 12, 2014, between the Company and Computershare Trust Company, N.A., as Rights Agent (“Computershare”), in order to extend the expiration date of the Rights Agreement. Thereafter, on June 10, 2015, the Company and Computershare entered into Amendment No. 1 to the Rights Agreement (“Amendment No. 1”) to amend the definition of “Expiration Time” to the earliest of 5:00 p.m., New York City time, on June 10, 2016 (unless the Rights Agreement is ratified by a majority vote of the stockholders of the Company, in which event the Rights (as defined in the Rights Agreement) will expire on June 12, 2017), and the date on which the Rights are redeemed or exchanged pursuant to the terms and conditions of the Rights Agreement.

The foregoing summary of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 and the Rights Agreement. A copy of Amendment No. 1 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. A copy of the Rights Agreement was previously filed as Exhibit 4.1 to the Company’s Form 8-K filed on June 13, 2014, and is also incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2015, the Company held its Annual Meeting of Stockholders. Set forth below are the voting results for each of the matters submitted to a vote of the stockholders.

		Votes For	Votes Against	Abstentions	Broker Non-Votes
1.	Election of Class II Directors:
	Michael F. Devine, III	68,493,332	1,528,451	328,143	6,289,043
	David G. Kornberg	69,314,429	707,154	328,343	6,289,043
	Mylle H. Mangum	67,335,499	2,686,283	328,144	6,289,043

		Votes For	Votes Against	Abstentions	Broker Non-Votes
2.	Advisory Vote to Approve Executive Compensation (Say-on-Pay):	41,785,188	28,229,348	335,390	6,289,043

		Votes For	Votes Against	Abstentions
3.	Ratification of PricewaterhouseCoopers LLP as Express, Inc.’s Independent Registered Public Accounting Firm for 2015:	76,290,907	19,973	328,089

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Amendment No. 1, dated as of June 10, 2015, to the Stockholder Protection Rights Agreement, dated as of June 12, 2014, between Express, Inc. and Computershare Trust Company, N.A., as Rights Agent.

4.2	Stockholder Protection Rights Agreement, dated as of June 12, 2014, between Express, Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.

Date: June 11, 2015	By:	/s/ Lacey J. Bundy
	Name:	Lacey J. Bundy
	Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amendment No. 1, dated as of June 10, 2015, to the Stockholder Protection Rights Agreement, dated as of June 12, 2014, between Express, Inc. and Computershare Trust Company, N.A., as Rights Agent.

4.2	Stockholder Protection Rights Agreement, dated as of June 12, 2014, between Express, Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2014).